UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2008

Quepasa Corporation

 (Exact name of registrant as specified in its charter)

Nevada	001-33105	86-0879433
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Datura Street, Suite 1100 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 491-4181

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2008, James Stephen Ferris was appointed to the Board of Directors of Quepasa Corporation.  Since January 2008, Mr. Ferris has been a Sr. Global Brand Manager at EA Games a division of Electronic Arts, Inc. (“Electronic Arts”).  From December 2006 until December 2007, Mr. Ferris was a Global Brand Manager at Electronic Arts.  From 2003 to 2006, Mr. Ferris was a Product Manager at EA Sports also a division of Electronic Arts.  Prior to his employment at Electronic Arts, Mr. Ferris was a Product Manager at Hasbro, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUEPASA CORPORATION

Date: July 24, 2008	By:	/s/ MICHAEL D. MATTE
	Name:	Michael D. Matte
	Title:	Executive Vice President and
Chief Financial Officer